                                                                   EXHIBIT 10.38

                             EMPLOYMENT AGREEMENT

          This EMPLOYMENT AGREEMENT ("Agreement"), which is dated for identification purposes only as of May 6, 1996, is made by and between STAAR SURGICAL COMPANY, a Delaware corporation, located at 1911 Walker Avenue, Monrovia, California, 91016 and hereinafter referred to as "Company", and DONALD
D. FERGUSON, whose address is 416 Gordon Terrace, Pasadena, California 91105, hereinafter referred to as "Executive", based upon the following:

                                   RECITALS
                                   --------

          WHEREAS, Company wishes to retain the services of Executive as its Vice President of International Sales and to set forth in this Agreement the duties and responsibilities that Executive has agreed to undertake on behalf of Company; and

          WHEREAS, Executive wishes to render services to Company as its Vice President of International Sales and to have set forth in this Agreement the duties and responsibilities he has agreed to undertake on behalf of Company.

          THEREFORE, in consideration of the foregoing and of the mutual promises contained in this Agreement, Company and Executive (who are sometimes individually referred to as a "party" and collectively referred to as the "parties") agree as follows:

                                   AGREEMENT
                                   ---------

     1.   "COMPANY" DEFINED.
          -----------------

          The term "Company" as used in this Agreement shall mean STAAR Surgical Company, any surviving corporation into which it may be merged or any corporation resulting from its consolidation with any other corporation or corporations.

     2.   SPECIFIED PERIOD.
          ----------------

          Company hereby employs Executive pursuant to the terms of this Agreement and Executive hereby accepts employment with Company pursuant to the terms of this Agreement for the period beginning on January 1, 1996 and ending on December 31, 1998.

     3.   GENERAL DUTIES.
          --------------

          Executive shall report only to Company's Chief Executive Officer. Executive shall devote his entire productive time, ability, and attention to Company's business during the term of this Agreement. Unless otherwise modified by the Board of Directors (the "Board"), Executive shall serve as the Company's Vice President of International Sales. In this capacity, Executive shall do and perform all services, acts, or things necessary or

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advisable to discharge his duties under this Agreement, including, but not limited to, overseeing international marketing and sales, recruiting and hiring direct sales persons and/or distributors internationally and supervising their performance, establishing and meeting Company international sales goals, preparing sales forecasts and reporting to the Company on international sales. Executive shall perform such other duties as are commonly performed by a Vice President of a publicly traded corporation or which may from time to time be prescribed by the Board. Furthermore, Executive agrees to cooperate with and work to the best of his ability with Company's management team, which includes the Board and the officers, to continually improve Company's reputation in its industry for quality products and performance.

     4.   NONCOMPETITION, NONSOLICITATION AND NONINTERFERENCE
          ---------------------------------------------------
            AND PROPRIETARY PROPERTY AND CONFIDENTIAL
            -----------------------------------------
                     INFORMATION PROVISIONS.
                     ----------------------

          (A)  NONCOMPETITION.
               --------------

               (1)   "Applicable Definitions"  For purposes of this paragraph
                      ---------- -----------
4, the following capitalized terms shall have the definitions set forth below:

               i.    "Business Segments" - The term "Business Segments" is
                      -------- --------
     defined as each of Company's (or Company's affiliates') products or product lines.

               ii.   "Competitive Business" - The term "Competitive Business" is
                      ----------- --------
     defined as any business that is or may be competitive with or similar to or adverse to any of Company's (or Company's affiliates') Business Segments, whether such business is conducted by a proprietorship, partnership, corporation or other entity or venture.

               iii.  "Territory" - The term "Territory" is defined as the
                      ---------
     geographic area (both within the United States and internationally) in which each Business Segment is carried on including, by way of example and not limitation, the entire geographic area in which Company conducts various phases of such Business Segment, including purchasing, production, distribution, promotional and marketing activities, sales, and location of plants and warehouses.

               (2)   Covenant Not To Compete.  Executive hereby covenants and
                     -----------------------
agrees that during the term of this Agreement, and for a period of one (1) year from the date this Agreement is terminated or expires, Executive shall not, with respect to each Business Segment and within the boundaries of the Territory applicable to such Business Segment, without the prior written consent of Company (which consent may be withheld in the sole and absolute discretion of Company), directly or indirectly, either

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alone or in association or in connection with or on behalf of any person, firm, partnership, corporation or other entity or venture now existing or hereafter created: (i) be or become interested or engaged in, directly or indirectly, with any Competitive Business including, without limitation, being or becoming an organizer, investor, lender, partner, joint venturer, stockholder, officer, director, employee, manager, independent sales representative, associate, consultant, agent, supplier, vendor, vendee, lessor, or lessee to any Competitive Business, or (ii) in any manner associate with, or aid or abet or give information or financial assistance to any Competitive Business, or (iii) use or permit the use of Executive's name or any part thereof to be used or employed in connection with any Competitive Business (collectively and severally, the "Noncompetition Covenants"). Notwithstanding the foregoing, the
                ------------------------
provisions of this paragraph 4(a)2. shall not be deemed to prevent the purchase or ownership by Executive as a passive investment of the outstanding capital shares of any publicly held corporation, so long as any other obligation or duty under the Noncompetition Covenants are not breached.

          (3) Separate Covenants.  The Noncompetition Covenants shall be
              ------------------
construed to be divided into separate and distinct Noncompetition Covenants with respect to (i) each Business Segment and (ii) each matter or type of conduct described therein. Each of such divided Noncompetition Covenants shall be separate and distinct from all such other Noncompetition Covenants with respect to the same or any other Business Segment.

          (4) Acknowledgements.  Executive acknowledges that: (i) the covenants
              ----------------
and the restrictions contained in the Noncompetition Covenants are necessary, fundamental, and required for the protection of Company's business; (ii) the Noncompetition Covenants relate to matters which are of a special, unique and extraordinary value; and (iii) a breach of any of the Noncompetition Covenants will result in irreparable harm and damages which cannot be adequately compensated by a monetary award.

          (5) Judicial Limitation.  Notwithstanding the foregoing, if at any
              -------------------
time a court of competent jurisdiction holds that any portion of any Noncompetition Covenant is unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, such Noncompetition Covenant shall be interpreted to extend only over the maximum period of time, maximum geographical area, or maximum extent in all other respects, as the case may be, as to which it may be enforceable, all as determined by such court in such action.

          (B)  NONSOLICITATION AND NONINTERFERENCE.
               -----------------------------------

               (1)  Covenants.  Executive hereby covenants and agrees that
                    ---------
during the term of this Agreement, and for a period of one (1) year from the date this Agreement terminates or expires, Executive shall not, either for Executive's own account or directly or indirectly in conjunction with or on behalf of any person, partnership, corporation or other entity or venture:

               i. Solicit or employ or attempt to solicit or employ any person who is then or has, within twelve (12) months prior thereto, been an officer, partner, manager, agent or employee of Company or any affiliate of Company whether or not such a person would commit a breach of that person's contract of employment with Company or any affiliate of Company, if any, by reason of leaving the service of Company or any affiliate of Company (the "Nonsolicitation Covenant"); or
     ---------------- --------

               ii. On behalf of, directly or indirectly, any Competitive Business (as such term is defined in paragraph 4 (a)1.ii.), or for the purpose of or with the reasonably foreseeable effect of harming the business of Company, solicit the business of any person, firm or company which is then, or has been at any time during the preceding twelve (12) months prior to such solicitation, a customer, client, contractor, supplier or vendor of Company or any affiliate of Company (the "Noninterference
                                                            ---------------
     Covenant)".
     --------

               (2)  Acknowledgements.  Each of the parties acknowledges that:
                    ----------------
(i) the covenants and the restrictions contained in the Nonsolicitation and Noninterference Covenants are necessary, fundamental, and required for the protection of the business of Company; (ii) such Covenants relate to matters which are of a special, unique and extraordinary value; and (iii) a breach of either of such Covenants will result in irreparable harm and damages which cannot be adequately compensated by a monetary award.

               (3)  Judicial Limitation.  Notwithstanding the foregoing, if at
                    -------------------
any time, despite the express agreement of Company and Executive, a court of competent jurisdiction holds that any portion of any Nonsolicitation or Noninterference Covenant is unenforceable by reason of its extending for too great a period of time or by reason of its being too extensive in any other respect, such Covenant shall be interpreted to extend only over the maximum period of time or to the maximum extent in all other respects, as the case may be, as to which it may be enforceable, all as determined by such court in such action.

          (C)  PROPRIETARY PROPERTY; CONFIDENTIAL INFORMATION.
               ----------------------------------------------

               (1)  "Applicable Definitions"  For purposes of this paragraph
                     ---------- -----------
4(c), the following capitalized terms shall have the definitions set forth below:

               i.   "Confidential Information" - The term "Confidential
                     ------------ -----------
     Information" is collectively and severally defined as any information, matter or thing of a secret, confidential or private nature, whether or not so labelled, which is connected with Company's business or methods of operation or concerning any of Company's suppliers, customers, licensors, licensees or others with whom Company has a business relationship, and which has current or potential value to Company or the unauthorized disclosure of which could be detrimental to Company. Confidential Information shall be broadly defined and shall include, by way of example and not limitation,: (i) matters of a business nature available only to management and owners of Company of which Executive may become aware (such as information concerning customers, vendors and suppliers, including their names, addresses, credit or financial status, buying or selling habits, practices, requirements, and any arrangements or contracts that Company may have with such parties, Company's marketing methods, plans and strategies, the costs of materials, the prices Company obtains or has obtained or at which Company sells or has sold its products or services, Company's manufacturing and sales costs, the amount of compensation paid to employees of Company and other terms of their employment, financial information such as financial statements, budgets and projections, and the terms of any contracts or agreements Company has entered into) and (ii) matters of a technical nature (such as product information, trade secrets, know-how, formulae, innovations, inventions, devices, discoveries, techniques, formats, processes, methods, specifications, designs, patterns, schematics, data, compilation of information, test results, and research and development projects). For purposes of the foregoing, the term "trade secrets" shall mean the broadest and most inclusive interpretation of trade secrets as defined by Section 3426.1(d) of the California Civil Code (the
                                                    ---------------------
     Uniform Trade Secrets Act) and cases interpreting the scope of said
     Section.

               ii.  "Proprietary Property" -  The term "Proprietary Property" is
                     ----------- --------
     collectively and severally defined as any written or tangible property owned or used by Company in connection with Company's business, whether or not such property also qualifies as Confidential Information. Proprietary Property shall be broadly defined and shall include, by way of example and not limitation, products, samples, equipment, files, lists, books, notebooks, records, documents, memoranda, reports, patterns, schematics, compilations, designs,

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

     drawings, data, test results, contracts, agreements, literature, correspondence, spread sheets, computer programs and software, computer print outs, other written and graphic records, and the like, whether originals, copies, duplicates or summaries thereof, affecting or relating to the business of Company, financial statements, budgets, projections, invoices.

               (2)  Ownership of Proprietary Property.  Executive acknowledges
                    ---------------------------------
that all Proprietary Property which Executive may prepare, use, observe, come into possession of and/or control shall, at all times, remain the sole and exclusive property of Company. Executive shall, upon demand by Company at any time, or upon the cessation of Executive's employment, irrespective of the time, manner, cause or lack of cause of such cessation, immediately deliver to Company or its designated agent, in good condition, ordinary wear and tear and damage by any cause beyond the reasonable control of Executive excepted, all items of the Proprietary Property which are or have been in Executive's possession or under his control, as well as a statement describing the disposition of all items of the Proprietary Property beyond Executive's possession or control in the event Executive has not previously returned such items of the Proprietary Property to Company.

               (3)  Agreement Not to Use or Divulge Confidential Information.
                    --------------------------------------------------------
Executive agrees that he will not, in any fashion, form or manner, unless specifically consented to in writing by Company, either directly or indirectly use, divulge, transmit or otherwise disclose or cause to be used, divulged, transmitted or otherwise disclosed to any person, firm or corporation, in any manner whatsoever (other than in Executive's performance of duties for Company or except as required by law) any Confidential Information of any kind, nature or description. The foregoing provisions shall not be construed to prevent Executive from making use of or disclosing information which is in the public domain through no fault of Executive, provided, however, specific information shall not be deemed to be in the public domain merely because it is encompassed by some general information that is published or in the public domain or in Executive's possession prior to Executive's employment with Company.

               (4)  Acknowledgement of Secrecy.  Executive acknowledges that the
                    --------------------------
Confidential Information is not generally known to the public or to other persons who can obtain economic value from its disclosure or use and that the Confidential Information derives independent economic value thereby, and Executive agrees that he shall take all efforts reasonably necessary to maintain the secrecy and confidentiality of the Confidential Information and to otherwise comply with the terms of this Agreement.

               (5)  Inventions, Discoveries.  Executive acknowledges that any
                    -----------------------
inventions, discoveries or trade secrets, whether patentable or not, made or found by Executive in the scope of his employment with Company constitute property of Company and that any rights therein now held or hereafter acquired by Executive individually or in any capacity are hereby transferred and assigned to Company, and agrees to execute and deliver any confirmatory assignments, documents or instruments of any nature necessary to carry out the intent of this paragraph when requested by Company without further compensation therefor, whether or not Executive is at the time employed by Company. Provided, however, notwithstanding the foregoing, Executive shall not be required to assign his rights in any invention which qualifies fully under the provisions of Section 2870(a) of the California Labor Code, which provides, in pertinent part, that
               ---------------------
the requirement to assign "shall not apply to any invention that the employee developed entirely on his or her own time without using employer's equipment, supplies, facilities or trade secret information except for those inventions that either:

               (i) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

               (ii) Result from any work performed by the employee for the employer."

          Executive understands that he bears the full burden of proving to Company that an invention qualifies fully under Section 2870(a). By signing this Agreement, Executive acknowledges receipt of a copy of this Agreement and of written notification of the provisions of Section 2870.

     5.   COMPLIANCE WITH SECURITIES LAWS.  Executive acknowledges that Company
          -------------------------------
and Executive will be subject to the provisions of Sections 10(b), 16(a) and 16(b) of the Securities Exchange Act of 1934. Executive acknowledges that
Section 16(a) of the Securities Exchange Act requires Executive to report the ownership or transfer of his stock or other securities in Company to the Securities and Exchange Commission and that Sections 10(b) and 16(b) can prohibit Executive from selling or transferring his stock or securities in Company. Executive agrees that he will comply with Company's policies, as stated from time to time, relating to selling or transferring his stock or securities in Company.

     6.   COMPENSATION.
          ------------

          (A)  SALARY.  During the term of this Agreement, Company shall pay to
               ------
Executive a base salary of One Hundred Twenty Thousand Dollars ($120,000) per year. Executive's annual salary shall be reviewed periodically by Company for the purpose of determining whether Executive's salary shall be increased. In no event shall this review take place less frequently than annually. Executive shall also be entitled to receive such bonuses or other compensation from time to time as may be granted to him by Company's Board, in its discretion.

          (B)  ADDITIONAL COMPENSATION.  As additional compensation to be paid
               -----------------------
during the first year of the term of this Agreement, Executive shall receive one-half of one percent of all net international sales of products manufactured by Company up to $15 million, which percentage shall be reduced to one-quarter of one percent of all net international sales in excess of $15 million. "Net international sales" shall be defined as gross international sales less returns, shipping, handling, sales taxes, chargebacks and allowances. International sales shall not include sales made in North America, South America, the Caribbean, Japan, sales made pursuant to the Agreement between Company and China Eye Joint Venture, or sales made to any existing or future joint venture partner or other entity with which Company establishes a business relationship and to which Company sells its products without the services of direct sales persons or distributors. After December 31, 1996, Company shall have the right to review the additional compensation prior to each subsequent year of the term of this Agreement and, at the election of Company, Company shall determine if it will continue to pay the additional compensation or if it will modify the computation of the additional compensation.

          (C)  EMPLOYEE BENEFIT PLANS.  Executive shall be entitled, during the
               ----------------------
term of this Agreement, to participate in any retirement, pension, profit-sharing, insurance, or other plans which may now be in effect or which may be adopted by Company. During the term of this Agreement, Company, at its sole cost and expense, shall provide to Executive: (i) disability insurance, the terms of which shall be determined in the sole discretion of the Board; and (ii) life insurance on the life of Executive in the face amount of Two Hundred Thousand Dollars ($200,000).

          (D)  STOCK OPTIONS.  Executive shall be included in the 1996 STAAR
               -------------
Surgical Company Non-Qualified Stock Plan (the "Plan") as adopted by Company. Pursuant to the terms of the Plan, Executive shall be entitled to purchase thirty thousand (30,000) shares of Company's common stock, which options shall vest over a period of five (5) years (six thousand (6,000) shares each on May 6, 1997, May 6, 1998, May 6, 1999, May 6, 2000 and May 6, 2001, respectively), and all of which option rights shall expire on May

6, 2006. The purchase price per share shall be $12.50. Stock issued pursuant to the Plan shall be restricted stock, although Company shall reserve the right to issue registered shares if it so decides. Executive agrees to be bound by the terms of the Plan as adopted. These options shall be non-qualified stock options.

          (E)  SEVERANCE PAY UPON CHANGE OF CONTROL.  Upon the sale or
               ------------------------------------
disposition by Company of substantially all of its business or assets or the sale of the capital stock of Company in connection with the sale or transfer of a controlling interest in Company to a third party or the merger or consolidation of Company with another corporation as part of a sale or transfer of a controlling interest in Company to a third party, Executive shall receive, as additional compensation and not in lieu of his rights under this Agreement, one (1) year's salary. "A controlling interest" shall be defined as 50% or more of the common stock of the Company. "One (1) year's salary" shall be defined as only the cash compensation paid to Executive pursuant to subparagraph (a) above, as it may be modified from time to time, and shall not include employee benefits, incentive stock options, automobile allowance or debt forgiveness, if any. Executive shall be entitled to receive this additional compensation if Executive's employment is terminated as a result of the change of control described herein or, if Executive, at Executive's election, terminates his employment as a result of such change of control.

          (F)  LOANS MADE TO EXECUTIVE.  If Company makes any loan to Executive,
               -----------------------
including any loan that Company may, in its discretion, make to Executive by Company for the purpose of exercising the stock options discussed in subparagraph (d) above, Executive shall be required to keep any such loan adequately secured throughout its term by transferring to Company collateral having a value which is not less than 110% of the unpaid principal and accrued and unpaid interest of the loan. If the value of the collateral is impaired or decreases, Executive shall transfer to Company additional collateral so that the collateral securing repayment of any loan will always equal or exceed 110% of the unpaid principal and accrued and unpaid interest of the loan.

     7.   REIMBURSEMENT OF BUSINESS EXPENSES.
          ----------------------------------

          (A)  REIMBURSEMENT FOR ORDINARY EXPENSES.  Company shall promptly
               -----------------------------------
reimburse Executive for all reasonable business expenses incurred by Executive in connection with the business of Company. However, each such expenditure shall be reimbursable only if Executive furnishes to Company adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such expenditure as an income tax deduction.

          (B)  REIMBURSEMENT FOR EXTRAORDINARY EXPENSES.  Any single business
               ----------------------------------------
expense with a cost in excess of Five Thousand

Dollars ($5,000) shall be deemed to be an extraordinary business expense. Executive shall not incur any extraordinary business expense unless the expense has been approved by the Chief Executive Officer. If Executive fails to obtain the approval of the Chief Executive Officer, Company may refuse to reimburse Executive for that expense.

     8.   ANNUAL VACATION/SICK LEAVE.
          --------------------------

          Executive shall be entitled to at least four (4) weeks vacation time each year without loss of compensation. Executive shall be entitled to sick leave in accordance with Company's general policy for its employees.

     9.   INDEMNIFICATION OF LOSSES.
          -------------------------

          So long as Executive's actions were taken in good faith and in furtherance of Company's business and within the scope of Executive's duties and authority, Company shall indemnify and hold Executive harmless to the full extent of the law from any and all claims, losses and expenses sustained by Executive as a result of any action taken by him to discharge his duties under this Agreement, and Company shall defend Executive, at Company's expense, in connection with any and all claims by stockholders or third parties which are based upon actions taken by Executive to discharge his duties under this Agreement.

     10.  PERSONAL CONDUCT.
          ----------------

          Executive agrees promptly and faithfully to comply with all present and future policies, requirements, directions, requests and rules and regulations of Company in connection with Company's business. Executive further agrees to conform to all laws and regulations and not at any time to commit any act or become involved in any situation or occurrence tending to bring Company into public scandal, ridicule or which will reflect unfavorably on the reputation of Company.

     11.  TERMINATION FOR CAUSE.
          ---------------------

          (A)  TERMINATION BY COMPANY.  Company reserves the right to declare
               ----------------------
Executive in default of this Agreement if Executive willfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement, or if Executive commits such acts of dishonesty, fraud, or misrepresentation as would prevent the effective performance of his duties and results in material harm to Company's business, taken as a whole. Company may terminate this Agreement for cause by giving written notice of termination to Executive. With the exception of the covenants included in paragraph 4 above, upon such termination the obligations of Executive and Company under this Agreement shall immediately cease. Such termination shall be without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement. If Executive's employment is terminated pursuant to this paragraph, Company shall pay to Executive, within two (2) business days of such termination, any deferred or unpaid compensation to which Executive is entitled at the time of such termination.

          (B)  TERMINATION BY EXECUTIVE.  Executive may terminate this Agreement
               ------------------------
if, in his sole but reasonable judgment, Executive determines that Company has:
(i) breached or failed to fulfill any of the representations, warranties, or covenants in any agreements entered into between Company and Executive;
(ii) demoted Executive; (iii) required Executive to participate in any felony or other serious crime; (iv) committed any act which may adversely reflect upon the name and reputation of Executive; (v) effectuated any of the following actions (unless Executive voted, in any of his capacities as a director or shareholder of Company, in favor of such action): (A) authorized the future sale or disposition by Company of substantially all of the business or assets of Company, (B) authorized the sale of the capital stock of Company in connection with the sale or transfer of a controlling interest in Company to a third party or parties and its/their affiliates who are not presently affiliated with the present stockholders of Company, (C) authorized the merger or consolidation of Company with another corporation as part of a sale or transfer of a controlling interest in Company to a third party or parties and its/their affiliates who are not presently affiliated with the present stockholders of Company, or (D) authorized the dissolution or liquidation of Company.

     12.  TERMINATION WITHOUT CAUSE.
          -------------------------

          (A)  DEATH.  Executive's employment shall terminate upon the death of
               -----
Executive. Upon such termination, the obligations of Executive and Company under this Agreement shall immediately cease.

          (B)  DISABILITY.  Company reserves the right to terminate Executive's
               ----------
employment upon ten (10) days written notice if, for a period of sixty (60) days, Executive is prevented from discharging his duties under this Agreement due to any physical or mental disability. With the exception of the covenants included in paragraph 4 above, upon such termination the obligations of Executive and Company under this Agreement shall immediately cease.

          (C)  ELECTION.  Executive's employment may be terminated at any time
               --------
by Executive upon not less than one hundred eighty (180) days written notice by Executive to the Board. With the exception of the covenants included in paragraph 4 above, upon such termination the obligations of Executive and Company under this Agreement shall immediately cease.

     13.  MISCELLANEOUS.
          -------------

          (A)  PREPARATION OF AGREEMENT.  It is acknowledged by each party that
               ------------------------
such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

          (B)  COOPERATION.  Each party agrees, without further consideration,
               -----------
to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

          (C)  INTERPRETATION.
               --------------

               (i)  Entire Agreement/No Collateral Representations.  Each party
                    ----------------------------------------------
expressly acknowledges and agrees that this Agreement, including all exhibits attached hereto: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof;
(2) specifically supersedes and replaces the "Employment Contract for Director of European Sales" entered into by and between Company and Executive on March 23, 1992 as well as any prior or contemporaneous agreements, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively and severally, the "Prior Agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of Prior Agreements, or by evidence of subsequent oral agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification or supplement is sought.

               (ii) Waiver.  No breach of any agreement or provision herein
                    ------
contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

               (iii)  Remedies Cumulative.  The remedies of each party under
                      -------------------
this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

               (iv)   Severability.  If any term or provision of this Agreement
                      ------------
or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

               (v)    Time is of the Essence.  It is expressly understood and
                      ----------------------
agreed that time of performance is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that the failure to timely perform any of the terms, conditions, obligations or provisions hereof by any party shall constitute a material breach and a noncurable (but waivable) default under this Agreement by the party so failing to perform.

               (vi)   No Third Party Beneficiary.  Notwithstanding anything else
                      --------------------------
herein to the contrary, the parties specifically disavow any desire or intention to create any third party beneficiary obligations, and specifically declare that no person or entity, other than as set forth in this Agreement, shall have any rights hereunder or any right of enforcement hereof.

               (vii)  No Reliance Upon Prior Representation.  The parties
                      -------------------------------------
acknowledge that no other party has made any oral representation or promise which would induce them prior to executing this Agreement to change their position to their detriment, partially perform, or part with value in reliance upon such representation or promise; the parties acknowledge that they have taken such action at their own risk; and the parties represent that they have not so changed their position, performed or parted with value prior to the time of their execution of this Agreement.

               (viii) Headings; References; Incorporation; Gender.  The headings
                      -------------------------------------------
used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. All cross-references in this Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

               (D)  ENFORCEMENT.
                    -----------

                    (i)   Applicable Law.  This Agreement and the rights and
                          --------------
remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of California, as if this agreement were made, and as if its obligations are to be performed, wholly within the State of California.

                    (ii)  Consent to Jurisdiction; Service of Process.  Any
                          -------------------------------------------
action or proceeding arising out of or relating to this Agreement shall be filed in and heard and litigated solely before the state courts of California located within the County of Los Angeles. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and to venue therein, consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement, and waives any defense or right to object to venue in said courts based upon the doctrine of "Forum Non Conveniens". Each party irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement.

                    (iii) Waiver of Right to Jury Trial.  Each party hereby
                          -----------------------------
waives such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby, that each other party has already relied upon this waiver in entering into this Agreement, and that each other party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this waiver with such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel.

          (vi)  Consent to Specific Performance and Injunctive Relief and Waiver
                ----------------------------------------------------------------
of Bond or Security.  Each party acknowledges that Company may, as a result of
-------------------
Executive's breach of the covenants and obligations included in paragraph 4 of this Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Each party agrees that in the event of Executive's breach or threatened breach of the covenants and obligations included in paragraph 4, Company shall be entitled to obtain from a court of competent jurisdiction or arbitration, as the case may be under this Agreement, equitable relief, including, without limitation, enforcement of all of the provisions of this Agreement by specific performance and/or temporary, preliminary and/or permanent injunctions enforcing any of Company's rights, requiring performance by Executive, or enjoining any breach by Executive, all without proof of any actual damages that have been or may be caused to Company by such breach or threatened breach and without the posting of bond or other security in connection therewith. Executive waives the claim or defense that Company has an adequate remedy at law and Executive shall not allege or otherwise assert the legal position that any such remedy at law exists. Each party agrees and acknowledges:
(1) that the terms of this paragraph are fair, reasonable and necessary to protect the legitimate interests of the other party; (2) that this waiver is a material inducement to the other party to enter into the transaction contemplated hereby; (3) that the other party has already relied upon this waiver in entering into this Agreement; and (4) that each party will continue to rely on this waiver in their future dealings. Each party warrants and represents that such party has reviewed this provision with such party's legal counsel, and that such party has knowingly and voluntarily waived its rights following consultation with legal counsel.

          (v)  Attorneys' Fees and Costs.  If any party institutes or should the
               -------------------------
parties otherwise become a party to any Action Or Proceeding (as defined below) based upon or arising out of this Agreement including, without limitation, to enforce or interpret this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the Prevailing Party in any such Action Or Proceeding, whether or not such Action Or Proceeding proceeds to final judgement or determination, shall be entitled to receive from the non-Prevailing Party as a cost of suit, and not as damages, all Costs And Expenses (as defined below) of prosecuting or defending the Action Or Proceeding, as the case may be, including, without limitation, reasonable Attorneys' And Other Fees.

          (vi) Definitions.  The term "Action Or Proceeding" is defined as any
               -----------
and all claims, suits, actions, notices, inquiries, proceedings, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal. The term "Prevailing Party" is defined as the party who is determined to prevail by the Court after its consideration of all damages and equities in the Action Or Proceeding, whether or not the Action Or Proceeding proceeds to final judgment. The Court shall retain the discretion to determine that no party is the Prevailing Party in which case no party shall be entitled to recover its Costs And Expenses under this subparagraph 12(d). The term "Attorneys' And Other Fees" is defined as attorneys' fees, accountants' fees, fees of other professionals, witness fees (including experts engaged by the parties, but excluding shareholders, officers, employees or partners of the parties), and any and all other similar fees incurred in the prosecution or defense of the Action Or Proceeding. The term "Costs And Expenses" is defined as the cost to take depositions, the cost to arbitrate this dispute, if applicable, and the costs and expenses of travel and lodging incurred with respect to the Action Or Proceeding, provided, however, the party incurring said travel and lodging expense must ordinarily travel over one hundred (100) miles, one way, from his or her residence in incurring such expense.

          (E)  NO ASSIGNMENT OF RIGHTS OR DELEGATION OF DUTIES BY EXECUTIVE.
               ------------------------------------------------------------
Executive's rights and benefits under this Agreement are personal to him and therefore (i) no such right or benefit shall be subject to voluntary or involuntary alienation, assignment or transfer; and (ii) Executive may not delegate his duties or obligations hereunder.

          (F)  NOTICES.  Unless otherwise specifically provided in this
               -------
Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed). Each party, and their respective counsel, hereby agree that if Notice is to be given hereunder by such party's counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing notice provisions. Notices shall be addressed to the address hereinabove set forth in the introductory paragraph of this Agreement, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subparagraph.

          (G)  COUNTERPARTS.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

          (H)  EXECUTION BY ALL PARTIES REQUIRED TO BE BINDING; ELECTRONICALLY
               ---------------------------------------------------------------
TRANSMITTED DOCUMENTS.  This Agreement shall not be construed to be an offer and
---------------------
shall have no force and effect until this Agreement is fully executed by all parties hereto. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the 26th day of May, 1996.

EXECUTIVE:                    COMPANY:

                              STAAR SURGICAL COMPANY, a Delaware
                              corporation


/s/ Donald D. Ferguson
------------------------      BY: /s/ John R. Wolf
Donald D. Ferguson               -------------------------